UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): April 7, 2025

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Letter Agreement on Voting Commitment

On April 7, 2025, Henry Schein, Inc. (the “Company”) and KKR Hawaii Aggregator L.P. (“KKR”) entered into a Letter Agreement on Voting Commitment (the “Letter Agreement”) related to certain voting provisions set forth in the Strategic Partnership Agreement between the Company and KKR dated January 29, 2025 (the “Partnership Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

Per the Letter Agreement, the parties agreed that, notwithstanding anything in the Partnership Agreement to the contrary, with respect to each meeting of the stockholders of the Company during the Term (including, if applicable, with respect to written consents if stockholders of the Company are requested to vote through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of the Company) or any postponement or adjournment thereof, in the event that both Institutional Shareholder Services and Glass Lewis & Co. (including any successor thereof) issue a voting recommendation that differs from the voting recommendation of the Board with respect to any proposal made by another stockholder (other than with respect to the election or removal of directors), the Investor Parties and their Affiliates shall be permitted to vote in their sole discretion with respect to such proposal.

Except as specifically set forth in the Letter Agreement, (i) the execution, delivery and effectiveness of the Letter Agreement shall not constitute a waiver or amendment of any provision of the Partnership Agreement and (ii) all of the terms of the Partnership Agreement shall remain unmodified and in full force and effect.

The foregoing summary of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.1, and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Letter Agreement on Voting Commitment by and between the Company and KKR

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: April 9, 2025	By:	/s/ Kelly Murphy
	Name:	Kelly Murphy
	Title:	Senior Vice President and General Counsel